Fees Summary	Jun. 08, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 101,200,000
Previously Paid Amount	13,810
Total Fee Amount	13,975.72
Total Offset Amount	0
Net Fee	$ 165.72